INVESCO Strategic Portfolios, Inc.
                           Supplement to Prospectus
                            dated February 29, 1995


The section of the Fund's Prospectus entitled "The Fund and Its Management" is amended to (1) delete the fourth paragraph and (2) substitute the following new paragraph in its place:

Energy Portfolio

     Since 1996, Albert M. Grossi, vice president of INVESCO Trust Company. Mr. Grossi also serves as portfolio manager of INVESCO Worldwide Capital Goods Fund. Mr. Grossi was portfolio manager/senior analyst of Westinghouse Pension Investments Corp. (1988 to 1995); retail equity marketing coordinator for E.F. Hutton (1981 to 1988); securities analyst for Shearson American Express (1975 to
1981) and for Mutual Benefit Life Insurance (1974 to 1975). Mr. Grossi earned an MBA and a BA from Rutgers University.

The date of this supplement is January 1, 1997.